SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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PRINTRONIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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14600 Myford Road
P.O. Box 19559
Irvine, California 92623

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 16, 2005

     The Annual Meeting of Stockholders of Printronix, Inc. will be held at the principal executive offices of the Company, located at 14600 Myford Road, Irvine, California, 92623 on Tuesday, August 16, 2005 at 9:00 a.m. local time, for the following purposes, all as set forth in the attached Proxy Statement:

1.	To elect five directors to hold office until the next annual meeting of stockholders.

2.	To approve the Printronix, Inc. 2005 Stock Option Plan.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on June 20, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, please sign and promptly return the accompanying proxy card in the enclosed postpaid envelope or submit your proxy via the telephone or the Internet as set forth on the accompanying proxy card. If you do attend the meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

July 18, 2005

     GEORGE L. HARWOOD
Senior Vice President, Finance & IS,
Chief Financial Officer and Secretary

PROPOSAL NUMBER 1:
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE COMPENSATION/STOCK OPTION COMMITTEE
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
LONG-TERM INCENTIVE PLANS AWARDS IN LAST FISCAL YEAR
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITOR FEES
PERFORMANCE GRAPH
CUMULATIVE FIVE YEAR TOTAL RETURN AMONG NASDAQ INDEX, COMPUTER PEER GROUP AND PRINTRONIX, INC.
PROPOSAL NUMBER 2:
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
POLICY CONCERNING COMMUNICATION WITH DIRECTORS
GENERAL INFORMATION
APPENDIX A
POLICY CONCERNING NOMINATION OF DIRECTORS
APPENDIX B
THE PRINTRONIX, INC. 2005 STOCK OPTION PLAN

14600 Myford Road
P.O. Box 19559
Irvine, California 92623

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
August 16, 2005

     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy on behalf of the Board of Directors of Printronix, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company to be held on Tuesday, August 16, 2005 and at any adjournments thereof, for the purposes set forth in the accompanying notice. It is anticipated that this Proxy Statement and the enclosed form of proxy will be first mailed to stockholders on or about July 21, 2005.

     The close of business on June 20, 2005 has been fixed as the record date for stockholders entitled to notice of and to vote at the meeting. As of that date, there were 6,528,670 shares of Common Stock of the Company outstanding and entitled to vote, the holders of which are entitled to one vote per share.

     In the election of directors, a stockholder may cumulate his or her votes for one or more candidates, but only if such candidate’s or candidates’ names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the stockholder thinks fit. The five candidates receiving the highest number of affirmative votes shall be elected. In the event of cumulative voting, the proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of persons nominated by the Nominating Committee of the Board of Directors.

     Stockholders are requested to date, sign and return the enclosed proxy to make certain that their shares will be voted at the meeting. Any proxy given may be revoked by the stockholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a proxy bearing a later date, or by attendance at the meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, proxies will be voted FOR the election of the five nominees for directors named below and FOR the other proposal set forth herein.

PROPOSAL NUMBER 1:

ELECTION OF DIRECTORS

     The By-laws of the Company authorize a minimum of five and a maximum of nine directors, the actual number of authorized directors to be determined by the Board of Directors. Currently, the number of authorized directors is five who are to be elected at the annual meeting of stockholders to hold office until the next annual meeting and until their respective successors are elected and qualified. It is intended that the proxies received, unless otherwise specified, will be voted for the five nominees named below, each of whom is an incumbent director of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as proxies will vote for a substitute nominee or nominees designated by the Nominating Committee of the Board of Directors.

     There is set forth below as to each of the five nominees for election as a director, his or her principal occupation, age, the year he or she became a director of the Company, and additional biographical data.

ROBERT A. KLEIST

     Mr. Kleist, age 76, is one of the founders of the Company and has served as a director and its President and Chief Executive Officer since its formation in 1974. He held the additional office of Chief Financial Officer from February 1987 until October 1988 and from August 1985 until January 1986.

BRUCE T. COLEMAN

     Mr. Coleman, age 66, has served as a director of the Company since February 1994 and previously from 1976 to 1989. Since September 1991, he has been the Chief Executive Officer of El Salto Advisors, a firm which provides interim management to computer software and service companies. Mr. Coleman served as interim CEO for several software technology companies over the last ten years. Mr. Coleman is a director of Websense Inc.

JOHN R. DOUGERY

     Mr. Dougery, age 65, has served as a director of the Company since 1978. Mr. Dougery was a general partner of Dougery & Wilder and its predecessor from 1981 to 1997, a partnership specializing in venture capital investments. Since 1997, Mr. Dougery has been independently engaged in the business of selecting and managing venture capital investments.

CHRIS WHITNEY HALLIWELL

     Ms. Halliwell, age 56, has served as a director of the Company since 1998. Ms. Halliwell is a founder of Iperasys, a start-up venture in automotive electronics. Ms. Halliwell is currently principal of Chris Halliwell, a technology marketing consulting firm, and an instructor for the Executive Education Marketing curriculum at the Caltech Industrial Relations Center in Pasadena, California. Prior to starting her own consulting business, Ms. Halliwell was managing partner at Regis McKenna, Inc., where she was a consultant since 1984, a marketing director for Intel Corporation and a sales representative for IBM.

ERWIN A. KELEN

     Mr. Kelen, age 70, has served as a director of the Company since 1977. From January 1984 to September 1990, he was the President and Chief Executive Officer of DataMyte Corporation, a manufacturer of factory data collection systems. Since October 1990, Mr. Kelen has been the principal of Kelen Ventures, a venture capital and investment firm. Mr. Kelen is a director of Computer Network Technology Corporation and CyberOptics Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Mr. Kleist is an employee of the Company. Messrs. Coleman, Dougery and Kelen and Ms. Halliwell are outside directors, each of whom is independent in accordance with published NASDAQ listing requirements.

     The Board of Directors of the Company held six meetings during the fiscal year ended March 25, 2005. All directors attended at least 75% of the meetings of the Board and its committees on which they served. In addition to action taken at the meetings, the Board and its committees on occasion act by unanimous written consent. The Board acted by written consent on three occasions during fiscal year 2005. The Board of Directors has established standing Audit, Nominating and Compensation/Stock Option Committees.

     The Audit Committee, which held ten meetings during fiscal year 2005, is composed of Messrs. Coleman, Dougery, and Kelen. The Audit Committee meets periodically with the Company’s independent auditors and Company financial personnel, as a group or separately, to oversee the planning and performance of the annual audit and to consult as to audit, accounting and financial matters. The Audit Committee brings to the attention of the Company any recommendations of the independent auditors for improvements in accounting procedures and internal controls.

     The Compensation/Stock Option Committee, which held two meetings during fiscal year 2005, is composed of Ms. Halliwell and Messrs. Coleman, Dougery, and Kelen. This committee, which also acted by written consent on four occasions during fiscal year 2005, administered the 1994 Stock Incentive Plan and the executive compensation plan.

     The Nominating Committee, which held one meeting in fiscal year 2005, is composed of Ms. Halliwell and Messrs. Coleman, Dougery and Kelen. The Nominating Committee identifies and nominates for presentation to the stockholders individuals for membership on the Company’s Board of Directors.

     Directors who are not employees of the Company received fees in amounts determined from time to time by the Board. During fiscal year 2005, directors were paid at a rate of $12,000 per year plus $1,250 for each meeting of the Board of Directors. Audit Committee members received an annual retainer of $1,000 plus $250 for each meeting attended. The Audit Committee Chairman received an additional retainer of $1,000. A variable bonus based upon Company profitability was paid for two quarters totaling $250 for fiscal year 2005. Directors who are also paid employees of the Company do not receive directors’ fees or committee members’ fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of June 24, 2005, regarding the beneficial ownership of the Common Stock of the Company by (i) all persons known by the Company to be beneficial owners of more than 5% of its outstanding stock, (ii) each of the directors of the Company, (iii) the executive officers named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

	Shares of Common	Rights to Acquire
	Stock Beneficially	Beneficial		Percent
Beneficial Owner	Owned (1)	Ownership (2)	Total	of Class
Robert A. Kleist(3)	1,190,484	31,350	1,221,834	18.6%
14600 Myford Road P.O. Box 19559 Irvine, CA 92623
Rutabaga Capital Management, LLC(4)	740,450	—	740,450	11.3%
64 Broad Street Boston, MA 02109
Royce & Associates, LLC(4)	488,800	—	488,800	7.5%
1414 Avenue of the Americas New York, NY 10019
Dimensional Fund Advisors Inc.(4)(5)	337,675	—	337,675	5.2%
1299 Ocean Ave., 11th Floor Santa Monica, CA 90401
Gruber & McBaine Capital Management, LLC(4)	331,600	—	331,600	5.1%
50 Osgood Place, Penthouse San Francisco, CA 94133
Directors
John R. Dougery	76,667	4,024	80,691	1.2%
Erwin A. Kelen	47,313	8,050	55,363	0.8%
Bruce T. Coleman	5,100	8,050	13,150	0.2%
Chris Whitney Halliwell	0	3,024	3,024	0.0%
Executive Officers
George L. Harwood	68,764	43,907	112,671	1.7%
C. Victor Fitzsimmons	69,436	35,469	104,905	1.6%
Theodore A. Chapman	40,000	46,772	86,772	1.3%

All executive officers and directors as a group (8 persons including the persons named above)	1,497,764	180,646	1,678,410	25.0%

(1)	Except as otherwise noted, the beneficial owners enjoy sole voting and investment powers with respect to the shares indicated, subject to community property laws where applicable.

(2)	Includes shares which the party or group has the right to acquire by the exercise of stock options which are currently exercisable or exercisable within 60 days after June 24, 2005.

(3)	Mr. Kleist is also a director and an executive officer of the Company.

(4)	Pursuant to Form 13F Holdings Report for quarter ended March 31, 2005 filed with the Securities and Exchange Commission.

(5)	Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Issuer described in this schedule that are owned by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Act of 1934, as amended, the Company’s officers and directors and holders of more than 10% of the Company’s Common Stock are required to file reports of their trading in Company equity securities with the Securities and Exchange Commission.

     Based solely on its review of the copies of such reports received by the Company, or written representations from certain reporting persons, the Company believes that during the fiscal year 2005 all Section 16 filing requirements applicable to reporting persons were complied with.

REPORT OF THE COMPENSATION/STOCK OPTION COMMITTEE

     The Compensation/Stock Option Committee of the Board of Directors which is comprised of only non-employee directors made all decisions regarding executive compensation for fiscal year 2005.

Compensation Philosophy

     The Compensation/Stock Option Committee (“the Committee”) has adopted an executive compensation program designed to link executive compensation to the performance of the Company and is based upon the following principles:

•	To provide the level of total compensation necessary to attract, retain and motivate key executives required for the long-term success of the Company.

•	To provide a compensation plan that rewards performance by maintaining the base salary comparable to average salaries in the industry while creating opportunities for higher total compensation through Company performance bonuses and stock incentives.

•	To ensure that cash compensation should be related to the performance of the Company and any long-term incentives should be closely aligned with the interests of the stockholders.

     The executive total compensation consists of two elements: (A) an annual component consisting of base salary and executive bonus and (B) a long-term component consisting of stock options, and/or restricted stock.

(A)	Annual Component

Base Salary:	Base salaries for individual executive officers are measured against the industry norms for companies of comparable revenue size. This data is gathered from Mercer Human Resource Consulting and the Radford Associates Executive Compensation Survey. The total base salaries for the group of executive officers is set to approximate industry norms.

Executive Bonus:	The Committee has approved an incentive compensation plan for officers that is based upon achievement of quarterly Company profitability targets. The Committee approves the participation of executive officers in the plan which provides incentive compensation of varying percentage levels of base salaries.

(B)	Long-term Compensation

Stock Options:	The Committee administers the 1994 Stock Incentive Plan (the “1994 Plan”), which provides for grants of stock options and restricted stock awards. The 1994 Plan was established to advance the interests of the Company and its stockholders by strengthening the ability of the Company to attract and retain in its employ persons of training, experience and ability, and to furnish additional incentives to officers, directors and key employees of the Company. Stock options are granted periodically at the fair market value of Printronix stock on the date of grant. They are generally exercisable in 25% increments over four years and expire five to ten years after the date of grant.

Restricted Stock:	On April 9, 2004, awards of restricted stock under the Company’s 1994 Stock Incentive Plan were made to the CEO and three executive officers as a long-term incentive component of the Company’s compensation strategy. The shares will only vest if the Company achieves ambitious performance goals measured in terms of profit before taxes as a percentage of revenue, accompanied by the continued employment of the officer. In order to vest, the criteria must be satisfied for at least four (4) consecutive quarters during the six (6) fiscal years commencing upon the award of the stock.

Chief Executive Officer Compensation

     The Compensation/Stock Option Committee reviews the CEO’s total compensation package. A comparison is made between the current total compensation paid to the CEO and CEOs of companies of similar revenue size in the Company’s industry.

     From October 2000, Robert A Kleist, CEO, voluntarily took a 12.5% reduction in base salary which lowered the amount to a rate of $278,611 per year. This was done in response to the Company’s financial goals not being met and Mr. Kleist’s personal philosophy to pay for performance. Prior to this salary reduction, his base cash compensation was below that of his peers within the comparable industry. An additional salary reduction of 7.5% of base salary was taken for the third and fourth quarters of fiscal 2003. The CEO’s base salary was returned to its prior level in the first quarter of fiscal 2004. During the third quarter of fiscal 2004, the CEO received an increase to base salary of 6%. During the second quarter of fiscal 2005, the CEO received an increase to base salary of 3.9%.

     The Compensation/Stock Option Committee may grant restricted stock awards and stock options to the CEO under the Company’s 1994 Plan in order to balance the risk/reward element of the position. No stock options were granted in fiscal year 2005. However, on April 9, 2004, pursuant to a restricted stock purchase agreement, the CEO received a restricted stock award of 50,000 shares. These shares are issued and outstanding and will only vest if the Company achieves ambitious performance goals measured in terms of profit before taxes as a percentage of revenue, accompanied by the continued employment of the CEO. In order to vest, the criteria must be satisfied for at least four (4) consecutive quarters during the six (6) fiscal years commencing upon the award of the stock.

Compensation/Stock Option Committee

Erwin A. Kelen, Chairman
Bruce T. Coleman
John R. Dougery
Chris Whitney Halliwell

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION					LONG-TERM COMPENSATION
					AWARDS		PAYOUTS
				OTHER				ALL
				ANNUAL		SECURITIES		OTHER
NAME AND				COMPEN-	RESTRICTED	UNDERLYING	LTIP	COMPEN-
PRINCIPAL			BONUS	SATION	STOCK	OPTIONS/	PAYOUTS	SATION
POSITION	YEAR	SALARY ($)	($)	($)(1)	AWARD(s)($)	SARs(#)	($)	($)(2)
R.A. KLEIST	2005	321,054	38,276	15,600		0		6,548
President and CEO	2004	297,624	53,339	15,600		0		6,812
	2003	276,608	49,997	15,600		0		6,180
T.A. CHAPMAN	2005	227,977	17,472	11,700		0		2,290
Sr. Vice President-	2004	212,645	25,084	11,700		0		1,740
Engineering &	2003	201,251	24,019	11,700		16,875		1,352
Product Marketing and Chief Technical Officer
C.V. FITZSIMMONS	2005	206,622	15,826	11,700		0		2,290
Sr. Vice President-	2004	190,863	22,575	11,700		0		1,699
Worldwide	2003	180,570	22,954	11,700		16,875		2,299
Operations
G.L. HARWOOD	2005	237,467	18,200	11,700		0		2,980
Sr. Vice President-	2004	222,883	26,222	11,700		0		1,944
Finance and IS, Chief	2003	212,275	25,394	11,700		16,875		1,727
Financial Officer and Corporate Secretary

(1)	Car allowance

(2)	All other compensation consists of 401 (k) matching contributions and life insurance.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND
FISCAL YEAR-END OPTION/SAR VALUES

			NUMBER OF
			SECURITIES	VALUE OF
			UNDERLYING	UNEXERCISED
			UNEXERCISED	IN-THE-MONEY
			OPTIONS/SARs AT	OPTIONS/SARs AT
			FY-END(#)	FY-END($)(1)
	SHARES ACQUIRED		EXERCISABLE/	EXERCISABLE/
NAME	ON EXERCISE (#)	VALUE REALIZED ($)	UNEXERCISABLE	UNEXERCISABLE
R.A. KLEIST	0	0	31,350/0	302,530/0
T.A. CHAPMAN	18,385	157,171	42,553/8,437	342,529/37,292
C.V. FITZSIMMONS	19,688	113,052	31,250/8,437	340,469/37,292
G.L. HARWOOD	11,250	70,913	39,688/8,437	377,765/37,292

(1)	Based on the difference between the fair market value of $16.27 per share on March 25, 2005 and the option exercise price.

LONG-TERM INCENTIVE PLANS
AWARDS IN LAST FISCAL YEAR

		PERFORMANCE OR OTHER
	NUMBER OF SHARES, UNITS	PERIOD UNTIL
NAME	OR OTHER RIGHTS (#)	MATURATION OR PAYOUT (1)
R.A. KLEIST	50,000
T.A. CHAPMAN	40,000
C.V. FITZSIMMONS	40,000
G.L. HARWOOD	40,000

(1)	On April 9, 2004, awards of restricted stock under the Company’s 1994 Stock Incentive Plan were made to the CEO and three executive officers as a long-term incentive component of the Company’s compensation strategy. The shares will only vest if the Company achieves ambitious performance goals measured in terms of profit before taxes as a percentage of revenue, accompanied by the continued employment of the officer. In order to vest, the criteria must be satisfied for at least four (4) consecutive quarters during the six (6) fiscal years commencing upon the award of the stock.

EQUITY COMPENSATION PLAN INFORMATION

			Number of securities
			remaining available for
			future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan category	warrants and rights.	warrants and rights.	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	622,748	$10.0413	429,570
Equity compensation plans not approved by security holders	0	0	0
Total	622,748	$10.0413	429,570

(1)	The Company’s 1994 Stock Incentive Plan provides for grants of stock options and restricted stock awards. The above table includes the total number of grants and awards outstanding and available for future issuance to all employees as of March 25, 2005.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee, which acts pursuant to an Audit Committee Charter oversees Printronix’s reporting process on behalf of the Board of Directors. The Audit Committee consists of three non-employee directors, each of whom is independent as defined by Rule 4200 (a) (14) of the National Association of Securities Dealers’ listing standards.

     Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Printronix’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. While they have experience in business and financial matters, as required by the Audit Committee Charter, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not financial experts as that term is defined in applicable regulations. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

     The Audit Committee has reviewed and discussed with management of Printronix the audited financial statements for the 2005 fiscal year; discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61 (Communication With Audit Committees), currently in effect; received a written disclosure letter from Printronix’s independent auditors as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the preceding review and discussion contained in this paragraph, recommended to the Board of Directors that the audited financial statements be included in Printronix’s Annual Report on Form 10-K for the 2005 fiscal year for filing with the Securities and Exchange Commission.

Audit Committee
John R. Dougery, Chairman
Bruce T. Coleman
Erwin A. Kelen

INDEPENDENT AUDITOR FEES

     The following table presents the aggregate fees billed to the Company for the fiscal years ended March 26, 2004 (fiscal 2004) and March 25, 2005 (fiscal 2005) by the Company’s independent auditors. During fiscal year 2004 until November 11, 2003, PricewaterhouseCoopers LLP served as the Company’s independent auditor and also performed certain tax services. Effective November 11, 2003 and for the remainder of fiscal year 2004 and all of fiscal year 2005, BDO Seidman, LLP served as the Company’s independent auditor.

	BDO Seidman		PricewaterhouseCoopers
	2004	2005	2004
Audit Fees	$162,511	$293,461	$47,098
Audit-Related Fees	9,106	11,475	—
Tax Fees	3,575	5,380	66,466

     Audit Fees. This category represents the fees for the audit of the Company’s annual consolidated financial statements and reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q.

     Audit-Related Fees. These fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees for attendance at audit committee meetings, treatment of restricted stock and revenue recognition consultation.

     Tax Fees. These fees consist of fees billed for tax compliance, advice, planning and assistance with tax audits.

     Pre-Approval Policy

     Under its charter, the Audit Committee must pre-approve all audit and permissible non-audit services to be provided to the Company by the independent auditors to assure that such services do not impair the independent auditor’s independence. Consistent with the rules of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the independent auditor.

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of companies on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) U.S. Companies Index and Peer Group Index over the same period of time. The Peer Group Index is a Computer Peripherals Industry Group created by Hemscott, Inc.

CUMULATIVE FIVE YEAR TOTAL RETURN AMONG NASDAQ INDEX,
COMPUTER PEER GROUP AND PRINTRONIX, INC.

     Assumes $100 invested on March 31, 2000 in Printronix, Inc. Common Stock, the NASDAQ U.S. Companies Index and Peer Group Common Stock. Total stockholder returns assume reinvestment of dividends.

PROPOSAL NUMBER 2:

THE PRINTRONIX, INC.
2005 STOCK OPTION PLAN

     On June 21, 2005 the Board of Directors approved the Printronix, Inc. 2005 Stock Option Plan (the “2005 Plan”), to become effective upon approval by the Stockholders. The description of the 2005 Plan set forth below is qualified in all respects by reference to the 2005 Plan document, a copy of which is attached to this Proxy Statement as Appendix B.

     The Board of Directors believes that stock awards are an important and useful incentive to attract and retain qualified persons to serve as officers, directors and key employees of the Company and constitute an important element of the compensation and incentive packages for key employees.

Description of the 2005 Plan

     The 2005 Plan authorizes the sale of up to a total of 600,000 shares of the Company’s Common Stock pursuant to either of two types of “Stock Awards”: (i) stock options (which by the terms of the Plan may not be incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”)), and (ii) shares of stock acquired pursuant to stock purchase agreements containing certain restrictions (“restricted stock”).

     Administration of the 2005 Plan will be performed by the Compensation/Stock Option Committee of the Board of Directors consisting of two or more “non-employee” “outside” directors (the “Committee”) appointed by the Board. The Committee has authority to determine in its discretion which eligible persons are to be granted Stock Awards, the number of shares covered by each Stock Award, whether such awards are to be nonqualified stock options or restricted stock, and certain other terms of each Stock Award.

     The Committee has indicated its intention that Stock Awards to purchase shares of Common Stock will be issued under agreements which condition the individual’s right to exercise the award and retain the shares on his or her continued service to the Company, or any parent or subsidiary of the Company, during a period of four years from the date of grant. In the case of stock options, the optionee generally will be able to purchase the shares in installments only after each installment has vested. Under restricted stock purchase agreements, it is intended that the individual will purchase the shares at the time the Stock Award is granted; the shares will be restricted in the sense that the individual’s right to full beneficial ownership of the shares will vest upon achievement of certain performance criteria. If the individual’s service terminates for any reason, the Company will be entitled to repurchase the unvested shares at the individual’s original purchase price. The Committee, however, has the authority under the 2005 Plan to determine the terms of each stock option and each restricted stock purchase agreement, which need not be identical.

     Directors, officers and key employees of the Company or of any present or future parent or subsidiary of the Company are eligible to participate in the 2005 Plan.

     Shares sold pursuant to nonqualified stock options must be at a price equal to the fair market value of the Common Stock on the date such options are granted. The Committee determines the purchase price of shares subject to other Stock Awards. There is no limitation under the 2005 Plan as to the amount of the discount from fair market value at which such prices may be established. It is the intention of the Committee, however, to offer purchase discounts only in such amounts as it deems necessary or appropriate to attract or retain the services of key people. Once a nonqualified stock option is granted it may not be repriced.

     The Committee has the power to set the period during which each option may be exercised; provided, however, that no option may be exercised more than ten years after the date of grant thereof. The purchase price for shares purchased under the 2005 Plan may be paid in cash, or, with the consent of the Committee, by delivery of a full-recourse promissory note, by the assignment and delivery of shares of Common Stock of the Company having a fair market value equal to the purchase price, by any other legal consideration acceptable to the Committee, or by any combination of the above.

     A Stock Award may not be transferred or assigned, except by will or the laws of descent and distribution, and during the lifetime of the recipient the Stock Award may be exercised only by him or her.

     In the event that there is a change in the Company’s capital structure by reason of merger, consolidation, reorganization, recapitalization, stock split, stock dividend or otherwise, the number and kind of shares subject to the 2005 Plan and the rights under outstanding Stock Awards, both as to the number of shares and the purchase price, will be adjusted appropriately. However, if the Company is not the surviving corporation in any merger, consolidation, acquisition of stock or property, separation or reorganization, each outstanding option shall terminate, unless the surviving corporation assumes the outstanding options or replaces them with options of comparable value. In the event that the surviving corporation does not assume or replace outstanding options under the 2005 Plan, each optionee shall have the right to exercise his or her outstanding options for up to the full number of covered shares.

     The term of the 2005 Plan is ten years. The Board of Directors may terminate or amend the 2005 Plan at any time, except that, without approval of the Company’s stockholders, the Board of Directors may not increase the aggregate number of shares subject to the 2005 Plan or change the class of persons eligible to receive Stock Awards under the 2005 Plan. The Plan is designed to comply with the provisions of Rule 16b-3, promulgated by the Securities and Exchange Commission, as that Rule may be amended from time to time.

Summary of Federal Income Tax Consequences

     There are no federal income tax consequences to either the Company or the optionee upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option or the purchase of restricted stock, the purchaser will recognize compensation income in an amount equal to the difference between the fair market value of the shares acquired on the date of purchase and the purchase price for such shares, unless the shares acquired are subject to repurchase by the Company and/or the purchaser is subject to suit pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In either such case, the purchaser would recognize compensation income in an amount equal to the difference between the purchase price and the fair market value of the shares acquired, as of the later of the date the Company’s right to repurchase the shares lapses or the date the purchaser is no longer subject to suit pursuant to Section 16(b) of the Exchange Act.

     However, a purchaser whose tax measurement date would be after the date of purchase for either of the foregoing reasons, may elect to be taxed as of the date of purchase by filing an election with the Internal Revenue Service pursuant to Section 83(b) of the Code not later than 30 days after the date the shares are purchased. If the Section 83(b) election is made, the purchaser will not recognize any additional income as and when the Company’s repurchase right, if any, lapses or the purchaser is no longer subject to suit pursuant to Section 16(b) of the Exchange Act. The Company is entitled to a tax deduction in an amount equal to the compensation income recognized by the purchaser. The purchaser’s basis in the shares acquired will be increased by the amount of compensation income recognized. Any subsequent gain or loss recognized upon the sale of such shares will be treated as capital gain or loss.

     The affirmative vote of the holders of a majority of the shares of common stock represented and voting at the meeting is required for approval of the Printronix, Inc. 2005 Stock Option Plan.

The Board of Directors Unanimously Recommends
A Vote FOR Proposal Number 2.

INDEPENDENT PUBLIC ACCOUNTANTS

     Effective November 11, 2003 the company dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered accounting firm. PwC’s report on the company’s consolidated financial statements for the fiscal year ended March 28, 2003 contained no adverse opinion, contained no disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the company’s audit committee and approved by its board of directors. In connection with its audit for the year ended March 28, 2003 and through November 11, 2003, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such year. During the fiscal year ended March 28, 2003 and through November 11, 2003, there were no reportable events (as defined in Regulation S-K Item304(a)(1)(v)).

     Effective November 11, 2003 the company retained BDO Seidman, LLP (“BDO”) as its accountants to audit the financial statements of the company. The company did not consult with BDO with respect to accounting principles or practices or financial statement disclosures in any of its financial statements during the last two fiscal years or thereafter through November 11, 2003.

     The company provided PwC a copy of the foregoing disclosures. As required by Item 304(a)(3) of Regulation S-K (Reg. §229.304(a)(3)), a copy of PwC’s letter dated November 11, 2003 stating that it agrees with the statements concerning PwC is incorporated by reference to Exhibit 16.1 on Current Report on Form 8-K filed with the Securities and Exchange Commission on November 11, 2003.

     A member of BDO Seidman, LLP is expected to be present at the meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

     Stockholders who wish to present proposals for action at the 2006 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than April 1, 2006, for inclusion in next year’s Proxy Statement and proxy.

POLICY CONCERNING COMMUNICATION WITH DIRECTORS

     All communications with directors, including suggestions of nominees for election to the Board of Directors, must be in writing and may be addressed either to the Board of Directors or to one or more individual directors, c/o Ms. Sally Hamilton, Legal Services Manager, Printronix, Inc., P.O. Box 19559, Irvine, California 92623-9559. From time to time additional addresses and/or e-mail addresses may be authorized. Those addresses will appear on the Company’s website at www.printronix.com.

     Communications are distributed to the Board of Directors, or to any individual director or directors as appropriate, depending upon the facts and circumstances set forth in the communication. Items that are unrelated to the duties and responsibilities of the Board of Directors will not be forwarded, such as (1) junk mail and mass mailings; (2) product complaints; (3) product inquiries; (4) new product suggestions; (5) resumes and other forms of job inquiries; (6) surveys; and (7) business solicitations or advertisements.

     In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded. However, any communication that is excluded will be made available to any director upon request.

GENERAL INFORMATION

     The cost of soliciting the enclosed form of proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, special letter or personal solicitation by directors, officers or other regular employees of the Company or, at the Company’s request, the Altman Group, Inc. a professional solicitation firm. No additional compensation will be paid to directors, officers, or other employees for such services but The Altman Group, Inc. will be paid its customary fee, estimated to be about $6,500.

     The Board of Directors presently knows of no other business which will come before the meeting. However, if any other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

By Order of the Board of Directors

GEORGE L. HARWOOD
Senior Vice President, Finance & IS,
Chief Financial Officer and Secretary

July 18, 2005

APPENDIX A

POLICY CONCERNING NOMINATION OF DIRECTORS

Establishment of Nominating Committee

     The board of directors of the Company has established a standing nominating committee consisting of four members, as determined by the board of directors from time to time. The purpose of the nominating committee is to identify and nominate for presentation to the stockholders individuals for membership on the Company’s board of directors, in accordance with guidelines which it is to establish. The nominating committee shall be composed of members the majority of whom are “independent,” as that term is defined in the Federal Securities Laws and rules that may be adopted from time to time by the NASD and major stock exchanges, if applicable to the Company.

Nominations – Qualifications

     Directors of the Company are expected to have experience relevant to the oversight of businesses at least of the size and complexity as the Company’s. Accordingly, directors of the Company shall have held positions as executive officers of other businesses, have been engaged in the business of investing in businesses comparable in size to that of the Company, have served on the board of directors of another company, and/or, through training or experience, be financially literate.

     Directors are also expected to possess and demonstrate the highest personal and professional ethics, integrity and values. They should be able to make independent, analytical inquiries, exhibit practical wisdom and mature judgment, be willing to ask probing questions of management, work cooperatively with other members of the board of directors and with management, and prepare for and attend board meetings.

Nominations – Procedure

     The nominating committee identifies director nominees by first evaluating the current members of the board willing to continue in service. Current members with skills and experience relevant to the Company’s business and willing to continue in service are considered for re-nomination, balancing the value of continuity of service with that of obtaining a new perspective. If a director is not re-nominated for any reason or a vacancy occurs, others are considered. Potential nominees are identified by means including, but not limited to, suggestions made by existing board members, made by management of the Company, made by consultants who may be retained by the Company for that purpose, and made by stockholders.

A-1

     Suggestions made by stockholders for nomination as director of the Company may be sent to the board of directors in the manner described below. In order to be considered for nomination for the annual meeting of stockholders, held in August of each year, the communication must be received by the preceding April 1.

     A recommendation made by a stockholder must include:

1.    The name, address and a comprehensive biography of the suggested nominee and an explanation why the person is qualified to serve as a director;

2.    The name, address and telephone number of the stockholder or group of stockholders making the recommendation, proof of ownership, number of shares and length of time shares have been beneficially owned by the stockholder or group of stockholders, and a representation that the stockholder or group of stockholders is entitled to and will remain entitled to vote at the Company’s next annual meeting; and

3.    A letter signed by the individual being recommended stating his or her willingness to serve as a director if nominated and elected.

A-2

APPENDIX B

THE PRINTRONIX, INC.
2005 STOCK OPTION PLAN

1	PURPOSE

This 2005 Stock Option Plan (the “Plan”), is intended to encourage stock ownership by employees of Printronix, Inc. (the “Corporation”), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to attract persons of training, experience and ability and to encourage such employees to remain in the employ of the Corporation, its divisions and Subsidiary Corporations, and to put forth maximum efforts for the success of the business. The Plan is also intended to encourage directors of the Corporation who are not employees or officers of the Corporation or its Subsidiary Corporations (“Eligible Directors”) to acquire or increase a proprietary interest in the Corporation, to further promote and strengthen the interest of such Eligible Directors in the development and financial success of the Corporation, and to assist the Corporation in attracting and retaining highly qualified directors by providing such directors options to purchase shares of Common Stock. It is further intended that no Option granted pursuant to this Plan shall constitute an incentive stock option (“Incentive Stock Option”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), and all Options so granted shall constitute nonqualified stock options (“Nonqualified Stock Options”).

2	DEFINITIONS

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)	“CAUSE” used in connection with the termination of employment or service of a Grantee, shall mean a termination of employment or service of the Grantee by the Corporation or a division or Subsidiary Corporation due to (i) the Grantee’s failure to render services in accordance with the terms of such Grantee’s employment or service, which failure amounts to a material neglect of such Grantee’s duties, (ii) the commission by the Grantee of an act of fraud, misappropriation (including the unauthorized disclosure of confidential or proprietary information) or embezzlement, or (iii) a conviction of or guilty plea or confession to any felony.

(b)	“COMMON STOCK” shall mean shares of the Corporation’s Common Stock, par value $.01 per share.

(c)	“DISABILITY” shall mean a Grantee’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(d)	“FAIR MARKET VALUE” per share as of a particular date shall mean (i) the closing sales price per share of Common Stock as reported on the NASDAQ market system (or if the shares of Common Stock are not then traded on such system, on the principal national securities exchange on which they are then traded) for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then traded on a national securities exchange but are traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the- counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine.

(e)	“GRANTEE” shall mean a person to whom an Option or Restricted Stock Award has been granted.

(f)	“OPTION” shall mean the right, granted to a Grantee pursuant to Section 3, to purchase a specified number of shares of Common Stock, on the terms and subject to the restrictions set forth in this Plan and by the Committee upon the grant of the Option to the Grantee.

(g)	“RESTRICTED SHARE” shall mean a share of Common Stock, awarded to a Grantee pursuant to Section 3, that is subject to the terms and restrictions set forth in this Plan and by the Committee upon the award of the Restricted Share to the Grantee.

(h)	“RETIREMENT” shall have such meaning as the Committee shall determine from time to time.

(i)	“SUBSIDIARY CORPORATION” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option or Restricted Stock Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3	ADMINISTRATION

The Plan shall be administered by the Compensation/Stock Option Committee (the “Committee”) of the Board of Directors of the Corporation (the “Board”). The Committee shall consist of two or more members of the Board, each of whom shall be both an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3, as from time to time amended (“Rule 16b-3”), promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options and make awards of Restricted Shares (“Restricted Stock Awards” and sometimes collectively with the grant of Options, “Grants”); to determine the purchase price of the shares of Common Stock covered by each Option (the “Option Price”); to determine the persons to whom, and the time or times at which, Options and Restricted Stock Awards shall be granted; to determine the number of shares to be covered by each Option, and to determine the number of Restricted Shares to be covered by each Restricted Stock Award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with grants of Options (“Option Agreements”) and Restricted Stock Awards (“Restricted Award Agreements”); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The determinations of the Committee shall be binding and conclusive on all parties. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee shall have the authority in its discretion to delegate to specified officers of the Corporation the power to make Grants, including to determine the terms of such Grants, and the power to extend the exercisability of Options pursuant to Section 6(f) or 6(g) hereof, in each case consistent with the terms of this Plan and subject to such restrictions, if any, as the Committee may specify when making such delegation; provided that the delegates shall not have authority to make Grants to, or extend the exercisability of Options held by, such delegates or any Executive Officer (as defined below in this Section 3).

The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent, except that, with respect to Grantees who are executive officers of the Corporation within the meaning of Rule 3b-7 promulgated under Section 3 of the Exchange Act (“Executive Officers”), all action of the Committee shall be taken solely by those members of the Committee who are “outside directors” and “nonemployee directors” as defined above, even if less than a majority of the Committee. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Grant made hereunder.

4	ELIGIBILITY

Options and Restricted Stock Awards may be granted to employees (including, without limitation, officers who are employees) of the Corporation or its present or future divisions and Subsidiary Corporations, and to directors (whether or not employees) of the Corporation or its present or future divisions and Subsidiary Corporations. In determining the persons to whom Options and Restricted Stock Awards shall be granted and the number of shares to be covered by each Option, and the number of Restricted Shares to be covered by each Restricted Stock Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an “Optionee”.

A Grantee shall be eligible to receive more than one Grant during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

5	STOCK

The shares of Common Stock subject to Options and Restricted Stock Awards hereunder shall be shares of the Corporation that are authorized but unissued. The aggregate number of shares of Common Stock as to which Grants may be made from time to time under this Plan shall not exceed 600,000; provided, however, the number of Restricted Shares shall not exceed 50% of the authorized number of shares set forth in this sentence.

If any shares subject to an Option Grant or Restricted Stock Award are forfeited, canceled, exchanged or surrendered or if a Grant otherwise terminates or expires without a distribution of shares to the Grantee, the shares of Common Stock with respect to such Grant shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan.

6	TERMS AND CONDITIONS OF OPTIONS

Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

(a)	NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

(b)	Each Option Agreement shall specifically state that no portion of the Option constitutes an Incentive Stock Option and the entire Option constitutes a Nonqualified Stock Option.

(c)	OPTION PRICE. Each Option Agreement shall state the Option Price, which shall be not less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 6(i) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution expressly provides for a specific later date.

(d)	MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, (i) in cash, (ii) in shares of Common Stock having a Fair Market Value equal to such Option Price provided that such shares have been held by the Grantee for at least six (6) months prior to such exercise, (iii) by promissory note adequately secured in the discretion of the Committee, or (iv) in a combination of the foregoing, or (v) in the sole discretion of the Committee, through a cashless exercise procedure involving a broker; provided, however, that such method and time for payment shall be permitted by and be in compliance with applicable law.

(e)	TERM AND EXERCISE OF OPTIONS. Except as provided in Section 6(i) hereof or unless otherwise determined by the Committee, the shares covered by an Option shall become exercisable over such period, in cumulative installments or otherwise, or upon the satisfaction of such performance goals or other conditions, as the Committee shall determine; provided, however, that the Committee shall have the authority to accelerate the exercisability of all or any portion of any out standing Option at such time and under such circumstances as it, in its sole discretion, deems appropriate, and provided further, however, that such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

(f)	Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless the Optionee is then in the employ or service of the Corporation or one of its divisions or Subsidiary Corporations, and unless the Optionee has remained continuously so employed or in service since the date of grant of the Option. In the event that the employment or service of an Optionee shall terminate or cease other than by reason of death, Disability or Retirement, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised or canceled, terminate three months after such separation of employment or cessation of service, as applicable, but in any event not beyond the date on which the Option would otherwise expire pursuant to Section 6(e) hereof; provided, however, that the Committee may in its discretion at the time of the grant of an Option reduce the period for exercise of Options that were exercisable at the time of separation of employment or cessation of service to the date of such separation or cessation date. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employ or service of the Corporation or any of its divisions or Subsidiary Corporations or interfere in any way with the right of the Corporation or any such division or Subsidiary Corporation to terminate such employment. Notwithstanding anything in the Plan to the contrary, in the event that the employment or service of an Optionee shall terminate or cease for Cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised or canceled, terminate immediately.

(g)	DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee shall die while employed by or in service to the Corporation or a Subsidiary Corporation, or if the Optionee’s employment or service shall terminate or cease by reason of Disability or Retirement, all Options theretofore granted to such Optionee, to the extent exercisable on the date of death or separation, may be exercised by the Optionee or by the Optionee’s estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within three (3) months (in the case of Retirement), twelve (12) months (in the case of Disability), or two (2) years (in the case of death) after the date of death or termination by reason of Disability or Retirement, or at such later time as the Committee may in its discretion determine, but in any event not beyond the date on which the Option would otherwise expire pursuant to Section 6(e) hereof.

(h)	NONTRANSFERABILITY OF OPTIONS. Options granted under the Plan shall not be transferable except (i) by will or the laws of descent and distribution, or (ii) as specifically provided below in this Section (6)(h). Any Optionee may transfer Non-statutory Stock Options to members of his or her Immediate Family (as defined below) if (x) the option agreement pursuant to which the Option was granted so provides, (y) such agreement was approved by the Board or the Committee, and (z) the Optionee does not receive any consideration for the transfer. “Immediate Family” means children, grandchildren, and spouse of the Optionee or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners. Any Nonstatutory Stock Option agreement may be amended to provided for the transferability feature as outlined above, provided that such amendment is approved by the Board or the Committee. Any Option not granted pursuant to an option agreement expressly permitting its transfer shall not be transferable. During the lifetime of the Optionee, Options may be exercised only by the Optionee, the guardian or legal representative of the Optionee, or the transferee as permitted under this Section 6(h).

(i)	EFFECT OF CERTAIN CHANGES. (1) If there is any change in the shares of Common Stock through the declaration of stock dividends, distributions made with respect to shares of Common Stock, recapitalizations, restructurings, stock splits, or combinations or exchanges of such shares, or the like, then the number of shares of Common Stock or other securities available for Options, the kind and amount of shares and other securities covered by outstanding Options, and/or the Option Price, as appropriate, shall be adjusted as necessary to reflect equitably such change in the shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. (2) In the event of dissolution or liquidation of the Corporation, or any merger, consolidation, acquisition of property or stock, separation or reorganization in which the Corporation is not the surviving entity, each outstanding Option shall terminate, unless the surviving entity assumes the outstanding Options or replaces them with new options of comparable value in accordance wit the provisions of Section 424(a) of the Code; provided, however, that should the surviving entity not assume or replace the outstanding Options under the Plan, each Optionee shall have the right, immediately prior to such dissolution, liquidation, merger, consolidation, acquisition of property or stock, separation or reorganization, to exercise his or her outstanding Option in full, without regard to any installment exercise provisions, to the extent it shall not have been exercised. (3) In the event of a change in the Common Stock of the Corporation as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan. (4) The foregoing adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. (5) Except as hereinbefore expressly provided in this Section 6(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

(j)	RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(i) hereof.

(k)	OTHER PROVISIONS. The Option Agreements authorized under the Plan may contain such other provisions, including without limitation the imposition of (1) restrictions upon the exercise of an Option and (2) provisions that will result in the forfeiture of an Option and/or the shares acquired thereunder in the event the Optionee breaches covenants relating to non-competition, confidentiality and non-solicitation of employees and customers, as the Committee shall deem advisable.

(l)	NO REPRICING OF OPTIONS. After the grant of an option the exercise price may not be reduced, no action may be taken by the Committee that would be treated as repricing under generally accepted accounting principles and there shall be no cancellation of an option when the exercise price exceeds fair market value in exchange for another option, restricted stock or other equity, unless in connection with a merger, acquisition, spinoff or other similar transaction.

7	TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

Each Restricted Stock Award granted under the Plan shall be evidenced by a written Restricted Award Agreement between the Corporation and the Grantee, which agreement shall comply with, and be subject to, the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

(a)	NUMBER OF SHARES AND UNITS. The Committee shall determine the number of Restricted Shares to be awarded to a Grantee pursuant to the Restricted Stock Award.

(b)	NONTRANSFERABILITY. Except as set forth in subsections (f) and (g) of this Section 7, a Grantee may not sell, assign, transfer, pledge, hypothecate or otherwise dispose of any Restricted Shares awarded to said Grantee under this Plan, or any interest therein, except by will or the laws of descent and distribution, until the Restricted Period (as defined below) shall have elapsed. The Committee may also in its discretion impose such other restrictions and conditions on Restricted Shares awarded as it deems appropriate including without limitation, the imposition of provisions that will result in the forfeiture of Restricted Shares in the event the Grantee breaches covenants relating to non-competition, confidentiality and non-solicitation of employees and customers. In determining the Restricted Period of an award, the Committee may provide that the restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award or upon the satisfaction of such other conditions as the Committee may impose. In no event shall the Restricted Period end with respect to a Restricted Stock Award prior to the satisfaction by the Grantee of any liability arising under Section 8 hereof. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect. The period during which such restrictions on transfer, and such other restrictions as the Committee may impose, are in effect is referred to as the “Restricted Period”.

(c)	CERTIFICATES REPRESENTING RESTRICTED SHARES. The Corporation shall not be required to issue stock certificates representing Restricted Shares awarded to a Grantee until the Restricted Period related to such shares has lapsed. If any stock certificates representing Restricted Shares awarded pursuant to a Restricted Stock Award are issued prior to the lapse of the Restricted Period, such stock certificate shall bear an appropriate legend referring to such restrictions. Such certificates may be retained by the Corporation during the Restricted Period.

(d)	TERMINATION. If the Grantee’s continuous employment or service with the Cor poration or any of its divisions or Subsidiary Corporations shall terminate for any reason prior to the expiration of the Restricted Period applicable to any Restricted Shares granted to such Grantee, or prior to the satisfaction of any other conditions established by the Committee applicable to such Grant, any such Restricted Shares then remaining subject to restrictions (after taking into account the provi sions of subsections (f) and (g) of this Section 7) shall thereupon be forfeited by the Grantee and any such Restricted Shares shall be transferred to, and reacquired by, the Corporation or its Subsidiary Corporation at no cost to the Corporation or the Subsidiary Corporation. In such event, the Grantee, or in the event of his death, his personal representative, shall, with respect to any such shares, forthwith deliver to the Secretary of the Corporation any stock certificates in the possession of the Grantee or the Grantee’s representative representing the Restricted Shares remaining subject to such restrictions, accompanied by such instruments of trans fer, if any, as may reasonably be required by the Secretary of the Corporation.

(e)	RIGHTS AS A STOCKHOLDER. Upon receipt by a Grantee of a Restricted Stock Award, the Grantee shall possess all incidents of ownership of the Restricted Shares (subject to subsection (b) of this Section 7), including the right to receive or reinvest dividends with respect to such shares and to vote such shares.

(f)	EFFECT OF CERTAIN CHANGES. The number of Restricted Shares subject to a Grant shall be appropriately adjusted by the Committee in the event of any change in the shares of Common Stock set forth in Section 6(i)(1). Upon the occurrence of an Acceleration Event, as defined in Section 6(i)(2), all restrictions then outstanding with respect to a Restricted Stock Award shall automatically expire and be of no further force and effect.

(g)	OTHER PROVISIONS. The Committee shall have the authority (and the Restricted Award Agreement may so provide) to cancel all or any portion of any outstanding restrictions and conditions prior to the expiration of the Restricted Period with respect to all or part of a Restricted Stock Award on such terms and conditions as the Committee may deem appropriate. The Restricted Award Agreements authorized under this Plan shall contain such other provisions not inconsistent with the terms hereof as the Committee shall deem advisable.

8	WITHHOLDING TAXES

When a Grantee or other person becomes entitled to receive shares of Common Stock pursuant to the exercise of an Option or upon the lapse of restrictions relating to a Restricted Stock Award the Corporation shall have the right to require the Grantee or such other person to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Unless otherwise prohibited by the Committee or by applicable law, satisfaction of the withholding tax obligation may be accomplished by any of the following methods or by a combination of such methods: (a) tendering a cash payment, (b) authorizing the Company to withhold from the shares of Common Stock or cash otherwise payable (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation and (c) delivering to the Company shares of Common Stock (provided that such shares shall have been held for at least six (6) months) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

9	TERM OF PLAN

Unless terminated earlier by the Board, the term of this Plan shall be ten (10) years from the date the Plan was adopted. No Option or Restricted Stock Award shall be granted pursuant to this Plan later than August 16, 2015, but Options and Restricted Stock and Unit Awards theretofore granted may extend beyond that date in accordance with their terms.

10	AMENDMENT AND TERMINATION OF THE PLAN

The Board may, at any time and from time to time, suspend, terminate, modify or amend the Plan. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Grant previously made, unless the written consent of the Grantee is obtained.

11	EFFECTIVE DATE

The Plan shall take effect on August 16, 2005, the date of its adoption by the Board of Directors.

12	MISCELLANEOUS

(a)	Effect of Headings. The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

(b)	Compliance with Legal Requirements. The Plan and the other obligations of the Corporation under the Plan and any agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock under any Grant as the Corporation may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Common Stock in compliance with applicable laws, rules and regulations.

(c)	No Right To Continued Employment. Nothing in the Plan or in any agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ or service of the Corporation or any of its divisions or Subsidiary Corporations, to be entitled to any remuneration or benefits not set forth in the Plan or such agreement or to interfere with or limit in any way the right of the Corporation or such division or Subsidiary Corporation to terminate such Grantee’s employment.

(d)	No Grantee shall have any claim to be made any Grant under the Plan, and there is no obligation for uniformity of treatment for Grantees. Except as provided specifically herein, a Grantee or a transferee of a Grant shall have no rights as a stockholder with respect to any shares covered by any Grant until the date of the issuance of a stock certificate for such shares.

(e)	Beneficiary. A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

13	GOVERNING LAW

The Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

PROXY

PRINTRONIX, INC.
Proxy Solicited by the Board of Directors
Annual Meeting of Stockholders to be held August 16, 2005

     The undersigned hereby appoints Robert A. Kleist and George L. Harwood as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Printronix, Inc. held of record by the undersigned on June 20, 2005 at the annual meeting of stockholders to be held on August 16, 2005 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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▲ Detach here from proxy voting card. ▲

You can now access your Printronix, Inc. account online.

Access your Printronix, Inc. shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC Transfer Agent for Printronix, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• Make address changes
• View certificate history	• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
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Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

	FOR	WITHHOLD AUTHORITY
The Board of Directors recommends	all nominees listed below	to vote for all nominees
a vote FOR Items 1 and 2.	(except as marked to the contrary)	listed below
PROPOSAL NUMBER 1: To elect five directors to hold office until the next annual meeting of stockholders.	☐	☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)

01 R. Kleist, 02 B. Coleman, 03 J. Dougery, 04 C. Halliwell, 05 E. Kelen

	FOR	AGAINST	ABSTAIN
PROPOSAL NUMBER 2: To approve the Printronix, Inc. 2005 Stock Option Plan	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature(s) _________________________________________________________________________________________ Date:_________ , 2005

Please mark, date and sign as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signer is a corporation please sign in the full corporate name, by duly authorized officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each stockholder named must sign.

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Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM EST the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet
http://www.proxyvoting.com/ptnx

Use the Internet to vote your proxy.
Have your proxy card in hand when
you access the web site.

OR

Telephone
1-866-540-5760

Use any touch-tone telephone to vote
your proxy. Have your proxy card in
hand when you call.

OR

Mail

Mark, sign and date
your proxy card
and
return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report on Form 10-K and Proxy
Statement on the internet at: http://www.printronix.com